EXHIBIT 10.13

August 1, 2005

Marc Puleo, M.D.
PetMed Express, Inc.
1441 SW 29th Avenue
Pompano Beach, FL 33069

Dear Marc:

      Effective as of the date of this letter, this will confirm the following:

      *the  agreement between you and PetMed  Express,  Inc.
       (the  "Company"),  including,  but  not  limited   to:
       Executive Employment Agreement dated May 15, 1997; Amendment to Executive Employment Agreement, dated May 15, 1997; Executive Employment Agreement, dated May 1, 1998; Amended and Restated Executive Employment Agreement, dated May 1, 1998; Second Amended and Restated Executive Employment Agreement, dated May 1, 2000; Amendment to Second Amended and Restated Executive Employment Agreement, dated November 8, 2000, is hereby terminated;

      *there are no outstanding payments of any kind due or owed to you as a result of any employment agreements, including but not limited to, the above-mentioned agreements;

      *you will no longer serve in the position of President of the Company;

      *you  agree  that  all  severance  benefits  will   be
       terminated in exchange for you remaining employed at the Company as an at-will employee, at your current salary of $150,000, and with all current health benefits remaining unchanged;

      *your current position as Chairman of the Board of Directors (and as a director) remains unaffected by this agreement; and

      *any options referred to in any of the above stated employment agreements likewise remain unaffected by this agreement.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of August 1, 2005.
                                        PETMED EXPRESS, INC.:



/s/   Marc   Puleo,  M.D.              /s/   Mendo Akdag
--------------------------             ------------------------
MARC PULEO, M.D.                       By: MENDO AKDAG


/s/  Alison Berges                     /s/  Bruce  S. Rosenbloom
--------------------------             -------------------------
Witness                                Witness


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